STATE OF CALIFORNIA

MARCH FONG EU

SECRETARY OF STATE Form LP-2

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT-Read Instruction on back before completing this form

This Certificate Is presented for filing pursuant to Section 15622, California Corporations Code.

1.SECRETARY OF STATE FILE NO. 2. NAME OF LIMITED PARTNERSHIP

(ORIGINAL CERTIFICATE-FORM LP-1)

8519700044 LUZ SOLAR PARTNERS LTD., III, a California Limited

Partnership

3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE. IF NECESSARY

A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE. E. GENERAL PARTNER NAME CHANGE

ADDRESS: 41100 Highway 395 OLD NAME:

CITY: Boron STATE: CA ZIP CODE: 93516 NEW NAME:

C. CALIFORNIA OFFICE ADDRESS CHANGE. F. GENERAL PARTNER(S) WITHDRAWN:

ADDRESS: NAME:

CITY: STATE: CA ZIP CODE. NAME:

D. GENERAL PARTNER ADDRESS CHANGE: G. GENERAL PARTNER ADDED

NAME: KRAMER JUNCTION COMPANY NAME.

ADDRESS. 41100 Highway 395 ADDRESS:

CITY.. Boron STATE: CA ZIP CODE 93516 CITY: STATE: ZIP CODE:

H. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN C14ANGED To.

NAME.

ADDRESS CITY: STATE:CA ZIP CODE:

I. THE NUMBER OF GENERAL PARTNERS J. OTHER MATTERS TO BE INCLUDED IN THE CERTI

REQUIRED TO ACKNOWLEDGE AND FILE FICATE OF LIMITED PARTNERSHIP ARE AMENDED

CERTIFICATES OF AMENDMENTS, DISSOLU AS INDICATED ON THE ATTACHED PAGE(S)

TION, CONTINUATION AND CANCELLATION

IS CHANGED TO:

(PLEASE INDICATE NUMBER)

4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSONALS WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH RESOLUTION IS MY (OUR) ACT AND DEED, (SEE INSTRUCTIONS)

SIGNATURE SIGNATURE

POSITION OR TITLE DATE POSITION OR TITLE DATE

KRAMER JUNCTION COMPANY

BY:

POSITION OR TITLE DATE POSITION OR TITLE DATE

RETURN ACKNOWLEDGMENT TO:

NAME Alan M. Albright, Esq.

ADDRESS Dewey Ballantine

CITY 333 South Hope Street, 30th Floor

STATE Los Angeles, CA 90071

ZIP CODE

SEC/STATE REV. 1/88 FORM LP-2-FILING FEE: $15

APPROVED BY SECRETARY AT STATE